UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

LOVARRA

(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, NY 10004
(Address of Principal Executive Offices)

(808) 829-1057

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Explanatory Note

As previously reported by Lovarra, a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 22, 2021, the Company entered into a Separation Agreement (the “Separation Agreement”) and Master Distribution Agreement (the “Master Distribution Agreement”), with Logiq, Inc., a Delaware corporation (“LGIQ”), on December 15, 2021. Pursuant to the Separation Agreement, LGIQ agreed to sell and transfer its Applogiq platform (operated as CreateApp) (“CreateApp”), which allows small-to-medium sized businesses to establish their point-of-presence on the web, to the Company in exchange for 26,350,756 common shares of the Company (the “Transaction”).

As further reported by the Company on a Current Report on Form 8-K filed by the Company with the SEC on January 27, 2022 (the “Closing 8-K”), the Transaction closed on January 27, 2022.

This amended Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Closing 8-K to provide (i) that information required to be disclosed pursuant to Item 303 of Regulation S-K (Management’s Discussion and Analysis of Financial Condition and Results of Operations), which information shall supplement that information set forth under Item 2.01 of the Closing 8-K; and (ii) the financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments or modifications to the Closing 8-K are being made by this Amendment. This Amendment should be read in connection with the Closing 8-K, which provides a more complete description of the Transaction, Master Distribution Agreement and Separation Agreement, and transactions contemplated thereby.

Item 2.01 Completion of Acquisition or Disposition of Assets

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the nine months ended September 30, 2021 and 2020 is described in the Company’s Quarterly Report on Form 10-Q, filed by the Company with the SEC on November 11, 2021, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the years ended December 31, 2020 and 2019 is described in the Company’s Annual Report on Form 10-K, filed by the Company with the SEC on March 19, 2021, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of CreateApp (a carve-out of certain operations of LGIQ) for the nine months ended September 30, 2021 and 2020 and years ended December 31, 2020 and 2019 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of CreateApp (a carve-out of certain operations of LGIQ), as of December 31, 2020 and 2019, the accompanying notes, and the independent auditors’ report related thereto, are filed as part of Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited financial statements of CreateApp (a carve-out of certain operations of LGIQ) as of September 30, 2021, and for the interim period then ended, along with the accompanying notes, are filed as part of Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2021, which gives effect to the acquisition of CreateApp, and the unaudited pro forma consolidated statements of operations of the Company for the nine-month period ended September 30, 2021 and the year ended December 31, 2020, which give effect to such acquisition, are filed as part of Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of CreateApp for the nine months ended September 30, 2021 and 2020 and years ended December 31, 2020 and 2019.
99.2	Financial statements of CreateApp and Pro Forma Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOVARRA

Date: April 12, 2022	By:	/s/ Matthew Brent
		Name:	Matthew Brent
		Title:	Chief Executive Officer

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